                                                                    EXHIBIT 99.2

CASE NAME:   KEVCO MANAGEMENT, INC.                                ACCRUAL BASIS

CASE NUMBER: 401-40788-BJH-11

JUDGE:       BARBARA J. HOUSER


                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS
                           --------             -----

                               FORT WORTH DIVISION
                               ----------

                            MONTHLY OPERATING REPORT

                           MONTH ENDING: JUNE 30, 2002
                                         -------------


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:
/s/ WILFORD W. SIMPSON                                          TREASURER
---------------------------------------                    ---------------------
Original Signature of Responsible Party                           Title

WILFORD W. SIMPSON                                            JULY 18, 2002
---------------------------------------                    ---------------------
Printed Name of Responsible Party                                 Date


PREPARER:
/s/ DENNIS S. FAULKNER                                     ACCOUNTANT FOR DEBTOR
---------------------------------------                    ---------------------
Original Signature of Preparer                                     Title

DENNIS S. FAULKNER                                             JULY 18, 2002
---------------------------------------                    ---------------------
Printed Name of Preparer                                            Date

CASE NAME:         KEVCO MANAGEMENT, INC.                     ACCRUAL BASIS - 1

CASE NUMBER:       401-40788-BJH-11

COMPARATIVE BALANCE SHEET


                                                                       SCHEDULED        MONTH             MONTH          MONTH
ASSETS                                                                  AMOUNT         APR-02            MAY-02         JUN-02
------                                                               ------------   ------------     ------------    ------------

1.   Unrestricted Cash (FOOTNOTE)                                      6,557,974       2,814,595        2,848,474       3,027,493
2.   Restricted Cash (FOOTNOTE)                                                                         2,017,771       2,020,076
3.   Total Cash                                                        6,557,974       2,814,595        4,866,245       5,047,569
4.   Accounts Receivable (Net) (FOOTNOTE)                                                300,000          300,000         300,000
5.   Inventory
6.   Notes Receivable
7.   Prepaid Expenses (FOOTNOTE)                                       3,450,681         306,786          252,207         238,142
8.   Other (Attach List)                                                 263,606               0                0               0
9.   Total Current Assets                                             10,272,261       3,421,381        5,418,452       5,585,711
10.  Property, Plant & Equipment                                       3,285,885               0                0               0
11.  Less: Accumulated Depreciation/Depletion                         (1,753,163)              0                0               0
12.  Net Property, Plant & Equipment                                   1,532,722               0                0               0
13.  Due From Insiders
14.  Other Assets - Net of Amortization (Attach List)                     36,082               0                0               0
15.  Other (Attach List) (FOOTNOTE)                                  153,399,371      39,971,438       39,971,438      39,971,438
16.  Total Assets                                                    165,240,436      43,392,819       45,389,890      45,557,149

POST PETITION LIABILITIES

17.  Accounts Payable
18.  Taxes Payable (FOOTNOTE)                                                              5,221            5,221           5,221
19.  Notes Payable
20.  Professional Fees
21.  Secured Debt
22.  Other (Attach List) (FOOTNOTE)                                                    1,741,659        1,741,659       1,680,378
23.  Total Post Petition Liabilities                                                   1,746,880        1,746,880       1,685,599

PRE PETITION LIABILITIES

24.  Secured Debt (FOOTNOTE)                                          75,885,064      13,768,129       13,858,277      13,945,516
25.  Priority Debt (FOOTNOTE)                                            200,832               0                0               0
26.  Unsecured Debt                                                    1,779,701       1,377,554        1,377,554       1,377,554
27.  Other (Attach List)                                             242,243,558     169,690,483      171,707,344     171,795,019
28.  Total Pre Petition Liabilities                                  320,109,155     184,836,166      186,943,175     187,118,089
29.  Total Liabilities                                               320,109,155     186,583,046      188,690,055     188,803,688

EQUITY

30.  Pre Petition Owners' Equity                                                    (154,868,719)    (154,868,719)   (154,868,719)
31.  Post Petition Cumulative Profit Or (Loss)                                        (6,299,498)      (6,319,289)     (6,178,424)
32.  Direct Charges To Equity (Attach Explanation FOOTNOTE)                           17,977,990       17,887,843      17,800,604
33.  Total Equity                                                                   (143,190,227)    (143,300,165)   (143,246,539)
34.  Total Liabilities and Equity                                                      43,392,819       45,389,890      45,557,149


This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:         KEVCO MANAGEMENT, INC.                      SUPPLEMENT TO

CASE NUMBER:       401-40788-BJH-11                           ACCRUAL BASIS - 1


COMPARATIVE BALANCE SHEET

                                                     SCHEDULED           MONTH             MONTH            MONTH
ASSETS                                                AMOUNT            APR-02            MAY-02           JUN-02
------                                            ------------       -----------      -----------       -----------
A. Security Deposit                                      8,794                 0                0                 0
B. Cash Surrender Value: Life Ins.                     254,812                 0                0                 0
C.
D.
E.
TOTAL OTHER ASSETS - LINE 8                            263,606                 0                0                 0

A. Organizational Costs                                 36,082                 0                0                 0
B.
C.
D.
E.
TOTAL OTHER ASSETS NET OF
AMORTIZATION - LINE 14                                  36,082                 0                0                 0

A. Intercompany Receivables                        113,743,558                 0                0                 0
B. Intercompany Royalties                           39,655,813        39,971,438       39,971,438        39,971,438
C.
D.
E.
TOTAL OTHER ASSETS - LINE 15                       153,399,371        39,971,438       39,971,438        39,971,438

POST PETITION LIABILITIES

A. Accrued Liabilities Other                                             409,909          409,909           348,628
B. Deferred Compensation                                                 960,371          960,371           960,371
C. Accrued Health Claims                                                 371,379          371,379           371,379
D.
E.
F.
G.
TOTAL OTHER POST PETITION
LIABILITIES - LINE 22                                                  1,741,659        1,741,659         1,680,378

PRE PETITION LIABILITIES

A. Intercompany Payables (FOOTNOTE)                113,743,558        41,190,483       43,207,344        43,295,019
B. 10 3/8% Senior Sub. Notes                       105,000,000       105,000,000      105,000,000       105,000,000
C. Sr. Sub. Exchangeable Notes                      23,500,000        23,500,000       23,500,000        23,500,000
D.
E.
TOTAL OTHER PRE PETITION
LIABILITIES - LINE 27                              242,243,558       169,690,483      171,707,344       171,795,019

CASE NAME:         KEVCO MANAGEMENT, INC.                    ACCRUAL BASIS - 2

CASE NUMBER:       401-40788-BJH-11



INCOME STATEMENT
                                                            MONTH              MONTH              MONTH            QUARTER
REVENUES                                                   APR-02             MAY-02             JUN-02             TOTAL
--------                                               ------------        -----------        -----------        -----------
1.  Gross Revenues                                                                                                         0
2.  Less: Returns & Discounts                                                                                              0
3.  Net Revenue                                                   0                  0                  0                  0

COST OF GOODS SOLD

4.  Material                                                                                                               0
5.  Direct Labor                                                                                                           0
6.  Direct Overhead                                                                                                        0
7.  Total Cost Of Goods Sold                                      0                  0                  0                  0
8.  Gross Profit                                                  0                  0                  0                  0

OPERATING EXPENSES

9.  Officer / Insider Compensation                           11,698             12,336             12,771             36,805
10. Selling & Marketing                                                                                                    0
11. General & Administrative                                  2,414              1,975                463              4,852
12. Rent & Lease                                              4,820              4,820              4,820             14,460
13. Other (Attach List)                                       8,227              6,844              5,956             21,027
14. Total Operating Expenses                                 27,159             25,975             24,010             77,144
15. Income Before Non-Operating
    Income & Expense                                        (27,159)           (25,975)           (24,010)           (77,144)

OTHER INCOME & EXPENSES

16. Non-Operating Income (Att List)                          15,742              6,184          1,146,887          1,168,813
17. Non-Operating Expense (Att List)                              0                  0                  0                  0
18. Interest Expense                                                                                                       0
19. Depreciation / Depletion                                                                                               0
20. Amortization                                                                                                           0
21. Other (Attach List)                                                                                                    0
22. Net Other Income & Expenses                              15,742              6,184          1,146,887          1,168,813

REORGANIZATION EXPENSES

23. Professional Fees                                       144,752                  0            940,208          1,084,960
24. U.S. Trustee Fees                                         6,000                  0                  0              6,000
25. Other (Attach List)                                                                            41,804             41,804
26. Total Reorganization Expenses                           150,752                  0            982,012          1,132,764
27. Income Tax                                                                                                             0
28. Net Profit (Loss)                                      (162,169)           (19,791)            140,865           (41,095)


This form     does  X  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:         KEVCO MANAGEMENT, INC.                      SUPPLEMENT TO

CASE NUMBER:       401-40788-BJH-11                          ACCRUAL BASIS - 2


INCOME STATEMENT

                                                MONTH             MONTH           MONTH            QUARTER
OPERATING EXPENSES                             APR-02            MAY-02          JUN-02             TOTAL
------------------                             ------            ------         ---------         ---------
A.  Utilities & Telephone                         170               342               324               836
B.  Payroll Taxes                               6,934             5,658             4,788            17,380
C.  Contract Labor                                225                 0                 0               225
D.  Insurance                                     898               844               844             2,586
E.                                                                                                        0
TOTAL OTHER OPERATING
EXPENSES - LINE 13                              8,227             6,844             5,956            21,027

OTHER INCOME & EXPENSES

A.  Bad Debt Collection                        15,742                                                15,742
B.  Interest Income                                               4,754             6,202            10,956
C.  Miscellaneous Income                                          1,430             2,165             3,595
D.  Workers Compensation Refund                                                 1,138,520         1,138,520
E.                                                                                                        0
TOTAL NON-OPERATING
INCOME - LINE 16                               15,742             6,184         1,146,887         1,168,813

A.                                                                                                        0
B.                                                                                                        0
C.                                                                                                        0
D.                                                                                                        0
E.                                                                                                        0
TOTAL NON-OPERATING
EXPENSE - LINE 17                                   0                 0                 0                 0

REORGANIZATION EXPENSES

A.  Ikon (printing/mailing costs
    pursuant to creditor settlement)                                               41,804            41,804
B.                                                                                                        0
C.                                                                                                        0
D.                                                                                                        0
E.                                                                                                        0
TOTAL OTHER REORGANIZATION
EXPENSES - LINE 25                                  0                 0            41,804            41,804

CASE NAME:        KEVCO MANAGEMENT, INC.                     ACCRUAL BASIS - 3

CASE NUMBER:      401-40788-BJH-11



CASH RECEIPTS AND                               MONTH             MONTH          MONTH           QUARTER
DISBURSEMENTS                                  APR-02            MAY-02         JUN-02            TOTAL
-------------                                  ------            ------         ------            -----
1.  Cash - Beginning Of Month                            SEE ATTACHED SUPPLEMENT AND FOOTNOTE

RECEIPTS FROM OPERATIONS

2.  Cash Sales

COLLECTION OF ACCOUNTS RECEIVABLE

3.  Pre Petition
4.  Post Petition
5.  Total Operating Receipts

NON-OPERATING RECEIPTS

6.  Loans & Advances (Attach List)
7.  Sale of Assets
8.  Other (Attach List)
9.  Total Non-Operating Receipts
10. Total Receipts
11. Total Cash Available

OPERATING DISBURSEMENTS

12. Net Payroll
13. Payroll Taxes Paid
14. Sales, Use & Other Taxes Paid
15. Secured / Rental / Leases
16. Utilities
17. Insurance
18. Inventory Purchases
19. Vehicle Expenses
20. Travel
21. Entertainment
22. Repairs & Maintenance
23. Supplies
24. Advertising
25. Other (Attach List)
26. Total Operating Disbursements

REORGANIZATION DISBURSEMENTS

27. Professional Fees
28. U.S. Trustee Fees
29. Other (Attach List)
30. Total Reorganization Expenses
31. Total Disbursements
32. Net Cash Flow
33. Cash - End of Month


This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:         KEVCO MANAGEMENT, INC.        SUPPLEMENT TO ACCRUAL BASIS -3
                                                 JUNE, 2002
CASE NUMBER:       401-40788-BJH-11              CASH RECEIPTS AND DISBURSEMENTS


                                              DIST LP       MFG         MGMT      HOLDING   COMP       KEVCO INC         TOTAL
                                              -------       ---       ---------   -------   ----       ---------        ---------
1.  CASH-BEGINNING OF MONTH
                                                   --        --       4,866,245        --     --              --        4,866,245
   RECEIPTS FROM OPERATIONS
2.  CASH SALES                                     --        --                                                                --
   COLLECTION OF ACCOUNTS RECEIVABLE
3.  PRE PETITION                                   --        --                                                                --
4.  POST PETITION
                                                             --                                                                --
5.  TOTAL OPERATING RECEIPTS
                                                   --        --              --        --     --              --               --
   NON OPERATING RECEIPTS
6.  LOANS & ADVANCES                                         --                                                                --
7.  SALE OF ASSETS                                                                                                             --
8.  OTHER                                      88,235        --       1,085,606        --     --              --        1,173,841

         INTERCOMPANY TRANSFERS               (87,675)                   87,675        --                                      --
                  SALE EXPENSE REI  URSEMENT
                  INCOME TAX REFUND                                       1,955
                  REBATE                       88,235
                  WORKERS COMP REFUND                                 1,077,239
                  MISC.                                                     210               --
                  INTEREST INCOME                            --           6,202

9.  TOTAL NON OPERATING RECEIPTS                  560        --       1,173,281        --     --              --        1,173,841

10. TOTAL RECEIPTS                                560        --       1,173,281        --     --              --        1,173,841

11. CASH AVAILABLE                                560        --       6,039,526        --     --              --        6,040,086

   OPERATING DISBURSEMENTS
12. NET PAYROLL                                                          12,771                                            12,771
13. PAYROLL TAXES PAID                                       --           4,788                                             4,788
14. SALES, USE & OTHER TAXES PAID                            --                                                                --
15. SECURED/RENTAL/LEASES                                    --           4,820                                             4,820
16. UTILITIES                                                --             324                                               324
17. INSURANCE                                                --             844                                               844
18. INVENTORY PURCHASES                                      --                                                                --
19. VEHICLE EXPENSE                                          --                                                                --
20. TRAVEL                                                   --                                                                --
21. ENTERTAINMENT                                            --                                                                --
22. REPAIRS & MAINTENANCE                         560        --                                                               560
23. SUPPLIES                                                 --                                                                --
24. ADVERTISING                                                                                                                --
25. OTHER                                          --        --             463        --     --              --              463
               LOAN PAYMENTS                                 --              --                                                --
                   FREIGHT                                   --                                                                --
                   CONTRACT LABOR                            --                                                                --
                   401 K PAYMENTS                            --                                                                --
                   PAYROLL TAX ADVANCE ADP                                                                                     --
                   WAGE GARNISHMENTS                                                                                           --
                   MISC.                                     --             463                                               463

26. TOTAL OPERATING DISBURSEMENTS                 560        --          24,010        --     --              --           24,570

   REORGANIZATION DISBURSEMENTS
27. PROFESSIONAL FEES                                                   926,143                                           926,143
28. US TRUSTEE FEES                                          --                                                                --
29. OTHER                                                                41,804                                            41,804
30. TOTAL REORGANIZATION EXPENSE                   --        --         967,947        --     --              --          967,947

31. TOTAL DISBURSEMENTS                           560        --         991,957        --     --              --          992,517

32. NET CASH FLOW                                  --        --         181,324        --     --              --          181,324

33. CASH- END OF MONTH                             --        --       5,047,569        --     --              --        5,047,569

CASE NAME:        KEVCO MANAGEMENT, INC.                     ACCRUAL BASIS - 4

CASE NUMBER:      401-40788-BJH-11

                                                   SCHEDULED            MONTH             MONTH             MONTH
ACCOUNTS RECEIVABLE AGING                           AMOUNT              APR-02            MAY-02            JUN-02
-------------------------                          ---------           -------           -------            ------
1.  0 - 30
2.  31 - 60
3.  61 - 90
4.  91 +                                                               300,000           300,000                 0
5.  Total Accounts Receivable                            0             300,000           300,000                 0
6.  (Amount Considered Uncollectible)
7.  Accounts Receivable (Net)  (FOOTNOTE)                0             300,000           300,000                 0



AGING OF POST PETITION                                        MONTH:   June-02
TAXES AND PAYABLES                                                     -------


                                          0 - 30        31 - 60         61 - 90         91 +
TAXES PAYABLE                              DAYS          DAYS             DAYS          DAYS           TOTAL
-------------                             ------        -------         -------         ----           -----
1.  Federal                                                                                                0
2.  State                                                                                                  0
3.  Local                                                                                                  0
4.  Other (See below)                     5,221                                                        5,221
5.  Total Taxes Payable                   5,221              0                0              0         5,221
6.  Accounts Payable                                                                                       0


STATUS OF POST PETITION TAXES                                 MONTH:   June-02
                                                                       -------


                                       BEGINNING TAX        AMOUNT WITHHELD                                     ENDING TAX
FEDERAL                                 LIABILITY*          AND/OR ACCRUED          (AMOUNT PAID)               LIABILITY
-------                               -------------         ---------------         -------------               ---------
1.  Withholding **                                                    4,286                (4,286)                      0
2.  FICA - Employee **                                                  251                  (251)                      0
3.  FICA - Employer **                                                  251                  (251)                      0
4.  Unemployment                                                          0                     0                       0
5.  Income                                                                                                              0
6.  Other (Attach List)
7.  Total Federal Taxes                          0                    4,788                (4,788)                      0

STATE AND LOCAL

8.  Withholding                                                                                 0                       0
9.  Sales                                                                                                               0
10. Excise                                                                                                              0
11. Unemployment                                                                                0                       0
12. Real Property (FOOTNOTE)                 5,221                                                                  5,221
13. Personal Property                                                                                                   0
14. Other (Attach List)                                                                                                 0
15. Total State And Local                    5,221                        0                     0                   5,221
16. Total Taxes                              5,221                    4,788                (4,788)                  5,221



 * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:        KEVCO MANAGEMENT, INC.                     ACCRUAL BASIS - 5

CASE NUMBER:      401-40788-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                            MONTH:     June-02
                                                                       -------


BANK RECONCILIATIONS                              Account # 1             Account # 2
--------------------                              -----------             -----------
A.  BANK:                                       Bank of America         Bank of America           Other Accounts       TOTAL
B.  ACCOUNT NUMBER:                               1295026976              3751629012               (Attach List)
C.  PURPOSE (TYPE):                            Operating Account        DIP Disbursement
                                                                         Account
1.  Balance Per Bank Statement                         1,492,164                 138,938              3,539,629       5,170,731
2.  Add: Total Deposits Not Credited                                                                          0               0
3.  Subtract: Outstanding Checks                          -1,010                (115,767)                (6,385)       (122,152)
4.  Other Reconciling Items                                                                                   0               0
5.  Month End Balance Per Books                        1,491,154                  23,171              3,533,244       5,047,569
6.  Number of Last Check Written                      N/A                     N/A


INVESTMENT ACCOUNTS


BANK, ACCOUNT NAME & NUMBER           DATE OF PURCHASE       TYPE OF INSTRUMENT        PURCHASE PRICE           CURRENT VALUE
---------------------------           ----------------       ------------------        --------------           -------------
7.

8.

9.

10. (Attach List)

11. Total Investments                                                                               0                       0

CASH

12. Currency On Hand                                                                                                        0
13. Total Cash - End of Month                                                                                       5,047,569


This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:        KEVCO MANAGEMENT, INC.                       SUPPLEMENT TO

CASE NUMBER:      401-40788-BJH-11                           ACCRUAL BASIS - 5


                                                             MONTH:    June-02
                                                                       -------


BANK RECONCILIATIONS                                 Account # 3        Account # 4       Account # 5
--------------------                                 -----------        -----------       -----------
A.  BANK:                                          Bank of America/   Bank of America   Bank of America        TOTAL
                                                    Nations Funds
B.  ACCOUNT NUMBER:                                     846713          3751775241        3750801912        OTHER BANK
C.  PURPOSE (TYPE):                                Kevco, Inc. S-T       Stay Pay        Payroll-Mgmt        ACCOUNTS
                                                      Investment
1.  Balance Per Bank Statement                           1,421,002            88,200             10,351      1,519,553
2.  Add: Total Deposits Not Credited                                                                                 0
3.  Subtract: Outstanding Checks                                                                 (6,385)        (6,385)
4.  Other Reconciling Items                                                                                          0
5.  Month End Balance Per Books                          1,421,002            88,200              3,966      1,513,168
6.  Number of Last Check Written                         N/A                N/A               N/A


INVESTMENT ACCOUNTS


                                                                          TYPE OF
BANK, ACCOUNT NAME & NUMBER                        DATE OF PURCHASE     INSTRUMENT      PURCHASE PRICE     CURRENT VALUE
---------------------------                        ----------------     ----------      --------------     -------------
A.
B.
C.
D.

TOTAL OTHER INVESTMENT
ACCOUNTS - LINE 10                                                                                   0                 0

CASE NAME:         KEVCO MANAGEMENT, INC.                    2ND SUPPLEMENT TO

CASE NUMBER:       401-40788-BJH-11                          ACCRUAL BASIS - 5


                                                            MONTH:     June-02
                                                                       -------


BANK RECONCILIATIONS                                 Account # 6
--------------------                                 -----------
A.  BANK:                                          Bank of America                                             TOTAL
B.  ACCOUNT NUMBER:                                   3751930222                                            OTHER BANK
C.  PURPOSE (TYPE):                                RESTRICTED FUNDS                                          ACCOUNTS
1.  Balance Per Bank Statement                            2,020,076                                          2,020,076
2.  Add: Total Deposits Not Credited                                                                                 0
3.  Subtract: Outstanding Checks                                                                                     0
4.  Other Reconciling Items                                                                                          0
5.  Month End Balance Per Books                           2,020,076                                          2,020,076
6.  Number of Last Check Written                         N/A



INVESTMENT ACCOUNTS

                                                                          TYPE OF
BANK, ACCOUNT NAME & NUMBER                        DATE OF PURCHASE     INSTRUMENT      PURCHASE PRICE     CURRENT VALUE
---------------------------                        ----------------     ----------      --------------     -------------
A.
B.
C.
D.

TOTAL OTHER INVESTMENT
ACCOUNTS - LINE 10                                                                                   0                 0

CASE NAME:         KEVCO MANAGEMENT, INC.                   ACCRUAL BASIS - 6

CASE NUMBER:       401-40788-BJH-11

                                                            MONTH:     June-02
                                                                       -------

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

                                    INSIDERS

                                        TYPE OF                AMOUNT               TOTAL PAID
             NAME                       PAYMENT                 PAID                 TO DATE
             ----                   ---------------            ------               ----------
1.  Sharon Romere                    Expense Reimb.                                     1,949
2.  Joe Tomczak                      Expense Reimb.                                       626
3.  John Wittig                      Expense Reimb.                                       263
4.  Sharon Romere                    Payroll                                          126,246
5.  Joe Tomczak                      Payroll                                          177,884
6.  John Wittig                      Payroll                                          144,039
7.  Wil Simpson                      Payroll                     12,336               246,297
    Other (see attached)                                              0               132,293
8.  Total Payments To Insiders                                   12,336               829,597

                                 PROFESSIONALS

                                         DATE OF
                                       COURT ORDER                                                               TOTAL
                                       AUTHORIZING            AMOUNT           AMOUNT        TOTAL PAID        INCURRED &
             NAME                        PAYMENT             APPROVED           PAID          TO DATE            UNPAID*
             ----                      -----------           --------          -------       ----------        ----------
1.  Haynes and Boone                    3/20/2001           1,316,514           44,450        1,316,514
2.  Lain, Faulkner & Co., P.C.          3/20/2001             327,594           14,065          327,594
3.  Baker & McKenzie                    3/20/2001             480,314          192,163          480,314
4.  Gordion Group                       3/20/2001              17,438                            17,438
5.  (Attach List)                                             202,069          689,530          828,636
6.  Total Payments To Professionals                         2,343,929          940,208        2,970,496               0

     * Include all fees incurred, both approved and unapproved

       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                              PROTECTION PAYMENTS


                                                      SCHEDULED         AMOUNTS           TOTAL
                                                       MONTHLY            PAID            UNPAID
                                                      PAYMENTS           DURING            POST
NAME OF CREDITOR                                         DUE             MONTH           PETITION
----------------                                      ---------         -------         ----------
1.  Bank of America                                      N/A                            13,945,516
2.  Leases Payable                                                                            none
3.
4.
5.  (Attach List)
6.  TOTAL                                                  0                0           13,945,516

This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:         KEVCO MANAGEMENT, INC.                      SUPPLEMENT TO

CASE NUMBER:       401-40788-BJH-11                          ACCRUAL BASIS - 6

PAYMENTS TO INSIDERS AND PROFESSIONALS                       MONTH:    June-02
                                                                       -------

                                    INSIDERS

                                        TYPE OF                AMOUNT               TOTAL PAID
             NAME                       PAYMENT                 PAID                 TO DATE
             ----                   ---------------            ------               ----------
A.    Bill Estes                    Director's Fees                                    13,000
B.    Peter McKee                   Director's Fees                                    12,000
C.    Richard Nevins                Director's Fees                                    13,000
D.    Wingate Partners              Management Fee                                     89,390
E.    Wingate Partners              Expense Reimb.                                      3,984
F.    Wil Simpson                   Expense Reimb.                                        919
G.
H.
TOTAL OTHER PAYMENTS TO
INSIDERS - LINE 5                                                                     132,293

                                  PROFESSIONALS


                                         DATE OF
                                       COURT ORDER                                                              TOTAL
                                       AUTHORIZING            AMOUNT           AMOUNT        TOTAL PAID        INCURRED
             NAME                        PAYMENT             APPROVED           PAID          TO DATE          & UNPAID*
             ----                      -----------           --------          ------        ----------        ---------
A.    Ernst & Young                     3/20/2001             65,764           11,951          77,715
B.    Mark MacDonald & Assoc.           3/20/2001             49,382          573,763         623,145
C.    David T. Roberts                  3/20/2001             23,960           40,853          64,813
D.    Barnes & Thornburg                3/20/2001             62,963           62,963          62,963
E.
F.
G.
H.
TOTAL OTHER PAYMENTS TO
PROFESSIONALS - LINE 5                                       202,069          689,530         828,636

     * Include all fees incurred, both approved and unapproved


       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                              PROTECTION PAYMENTS


                                                      SCHEDULED         AMOUNTS           TOTAL
                                                       MONTHLY            PAID            UNPAID
                                                      PAYMENTS           DURING            POST
NAME OF CREDITOR                                         DUE             MONTH           PETITION
----------------                                      ---------         -------         ----------
A.
B.
C.
D.
E.
STATUS OF OTHER CREDITORS - LINE 5

CASE NAME:         KEVCO MANAGEMENT, INC.                    ACCRUAL BASIS - 7

CASE NUMBER:       401-40788-BJH-11
                                                             MONTH:     June-02
                                                                        -------

QUESTIONNAIRE

                                                                                                                    YES      NO
                                                                                                                    ---      --
1.  Have any Assets been sold or transferred outside the normal course of business this reporting period?                     X

2.  Have any funds been disbursed from any account other than a debtor in possession account?                                 X

3.  Are any Post Petition Receivables (accounts, notes, or loans) due from related parties?                           X

4.  Have any payments been made on Pre Petition Liabilities this reporting period?                                            X

5.  Have any Post Petition Loans been received by the debtor from any party?                                                  X

6.  Are any Post Petition Payroll Taxes past due?                                                                             X

7.  Are any Post Petition State or Federal Income Taxes past due?                                                             X

8.  Are any Post Petition Real Estate Taxes past due?                                                                         X

9.  Are any other Post Petition Taxes past due?                                                                               X

10. Are any amounts owed to Post Petition creditors delinquent?                                                               X

11. Have any Pre Petition Taxes been paid during the reporting period?                                                        X

12. Are any wage payments past due?                                                                                           X

If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.

See Footnote


INSURANCE

                                                                                                                    YES     NO
                                                                                                                    ---     --
1.  Are Worker's Compensation, General Liability and other necessary insurance coverages in effect?                  X

2.  Are all premium payments paid current?                                                                           X

3.  Please itemize policies below.

If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.



                              INSTALLMENT PAYMENTS


 TYPE OF POLICY                               CARRIER                      PERIOD COVERED              PAYMENT AMOUNT & FREQUENCY
 --------------                               -------                      --------------              --------------------------
Property, General Liability, Auto        Aon Risk Services                 3/1/02 - 9/1/02              Semi-Annual     $98,598
D&O Liability                            Great American Insurance        11/1/2001-10/31/2004           Annual          $64,657



This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:    KEVCO MANAGEMENT, INC.                        FOOTNOTES SUPPLEMENT

CASE NUMBER:  401-40788-BJH-11                                  ACCRUAL BASIS

                                          MONTH:             June-02
                                                 -------------------------------


ACCRUAL
 BASIS
 FORM
NUMBER      LINE NUMBER       FOOTNOTE / EXPLANATION
------      -----------       ----------------------
  1             1             Pursuant to the February 12, 2001 Order (1) Authorizing Continued Use of Existing
  3             1             Forms and Records; (2) Authorizing Maintenance of Existing Corporate Bank Accounts and
                              Cash Management System; and (3) Extending Time to Comply with 11 U.S.C. Section 345
                              Investment Guidelines, funds in the Bank of America and Key Bank deposit accounts are swept daily into Kevco's lead account number 1295026976.  The Bank of America lead account is administered by, and held in the name of Kevco Management Co. Accordingly, all cash receipts and disbursements flow through Kevco Management's Bank of America
                              DIP account.  A schedule allocating receipts and disbursements among Kevco, Inc. and its subsidiaries is included in this report as a Supplement to Accrual Basis -3.

  1              2            During May 2002, Kevco Manufacturing, LP and Kevco Distribution, LP sold real property located in Indiana and Georgia.  Financial details of the transactions are in the affiliated Debtor Monthly Operating Reports.

  1              4            In September 2001, Liberty Mutual, Debtor's Workman's Compensation carrier, drew
                              $300,000 on a letter of credit issued during 2000. Although Debtor has received a refund of $1,077,239 pursuant to a final audit, Liberty Mutual has continued to hold the funds from the letter of credit.

  1              7            Prepaid Expenses consist primarily of professional fee retainers.

  1              15           Intercompany receivables/payables are from/to co-debtors Kevco Manufacturing, LP (Case
  1              27A          No. 401-40784-BJH-11), Kevco Distribution, LP (Case No. 401-40789-BJH-11), Kevco
  7              3            Holding, Inc. (Case No. 401-40785-BJH-11), DCM Delaware, Inc. (Case No.
                              401-40787-BJH-11), Kevco GP, Inc. (Case No. 401-40786-BJH-11), Kevco Components, Inc.
                              (Case No. 401-40790-BJH-11), and Kevco, Inc. (Case No. 401-40783-BJH-11). Changes in
                              intercompany have not been reflected as post-petition assets and liabilities.

  1              18           Property tax liabilities represent accruals of tax and are not yet due.
  4              12

  1              22           The Debtor records on its books accruals for certain liabilities based on historical estimates.  While the known creditors were listed on the Debtor's Schedules, the estimated amounts were not.  Accordingly, for purposes of this report, the accrued liabilities are reflected as post-petition "Accrued Liabilities."

  1              24           Adjustments to equity are due to secured debt reductions pursuant to the sales of
  1              32           Kevco Manufacturing, LP's operating divisions, the asset sale of the South Region of
                              Kevco Distribution, as well as direct cash payments.  The secured debt owed to Bank of
                              America by Kevco, Inc. (Case No. 401-40783-BJH-11) has been guaranteed by all of its co-debtors (see Footnote 1,15); therefore, the secured debt is reflected as a liability on all of the Kevco entities.  The charge to equity is simply an adjustment to the balance sheet.

  1              25           Pursuant to Order dated February 12, 2001 and Supplemental Order dated March 14, 2001, debtors were authorized to pay pre-petition salaries and wages up to a maximum of
                              $4,300 per employee.  Debtors were also (a) allowed to pay accrued vacation to terminated employees and (b) permitted to continue allowing employees to use vacation time as scheduled.